EXHIBIT 99.1

Travelers Gain More Parking Control as CMX and OMNIQ Enhance Convenience and Service

  Smarter, faster operations: OMNIQ’s AI-powered machine vision automates license plate scanning and matching, helping staff work more efficiently.
  Seamless traveler convenience: Pay online or via mobile before, during, or after trips. Reducing missed payments.
  Hands-on customer service: CMX staff assist travelers, set up permits, process in-person payments, and address any system questions.
  Reliable revenue for essential services: Efficient follow-up on unpaid citations supports funding for critical needs, like snow removal and ongoing airport operations.

SALT LAKE CITY, Aug. 21, 2025 (GLOBE NEWSWIRE) --  Houghton County Airport (CMX) is the latest airport to adopt OMNIQ airport management platform, combining advanced AI-powered machine vision with the expertise and dedication of airport staff. Since going live in October 2024, the system has enhanced efficiency, improved traveler convenience, and strengthened security. CMX staff continue to focus on customer satisfaction and provide the essential services that keep the airport running year-round.

The technology streamlines key tasks like license plate scanning and payment tracking, reducing manual errors and improving consistency. At the same time, CMX staff continue to play a critical role in scanning vehicles, assisting travelers with the system, processing in-person payments, setting up permits, and following up on unpaid citations. This hands-on work ensures that every traveler receives personal assistance when needed and that parking revenue continues to fund vital services, including winter snow removal.

Travelers can now pay for parking before, during, or after their trip through a user-friendly web portal and mobile app, reducing missed payments and unnecessary citations. The combination of OMNIQ technology and CMX’s customer service delivers a smoother, more efficient experience for passengers while supporting the airport’s role as a cornerstone of the Upper Peninsula community.

“Collaborating with Houghton County Airport has been a rewarding partnership,” said Shai Lustgarten, CEO of omniQ®. “What makes this project stand out is the balance: CMX brings the dedication and local know-how, while omniQ® provides the technology to make operations more efficient and reliable. Their forward-thinking approach shows how AI and machine vision can deliver practical results.”

In just the past three months, the upgraded system has processed nearly 10,000 new subscriptions and 9,000 citations, generating meaningful new revenue that goes right back into improving the airport experience. Partnering with omniQ® has allowed CMX to deploy scalable, AI-powered solutions that support growth and streamline operations, while keeping people at the center of daily service.

CMX’s success reflects its leadership in investing wisely to strengthen services for the community. With the support of new funding, CMX has been able to enhance operations by leveraging advanced technology. The technology doesn’t replace airport staff, but it is a tool that empowers them to deliver greater efficiency, security, and convenience for passengers.

PERCS™ (OMNIQ’s Parking & Enforcement Revenue Control System) provides the technology framework that supports CMX’s parking operations. It connects license plate recognition with permits, payments, and citations in one coordinated system. This helps staff track activity more accurately, reduce manual errors, and follow up on unpaid citations without added complexity. For CMX, PERCS™ works in the background so airport staff can stay focused on travelers while ensuring revenue is managed reliably and efficiently.

About Houghton County Memorial Airport (CMX)
Houghton County Memorial Airport (CMX) plays a critical role in Michigan’s Upper Peninsula, providing essential air service to communities across four counties. Located just minutes from Houghton, Hancock, and Calumet, the airport supports tens of thousands of passengers annually and serves as a key connector to national destinations.

CMX was originally established through a cross-border initiative that symbolized strong U.S.-Canada collaboration. Over the decades, the airport has expanded to accommodate commercial, charter, cargo, and general aviation, with modern facilities including a precision landing system, heated hangars, and a dedicated industrial park. Operated under the Houghton County Board of Commissioners, the airport remains a foundational asset for the region’s mobility and economic growth.

ABOUT OMNIQ (OMQS)

We use patented and proprietary artificial intelligence (AI) technology to deliver machine vision image processing solutions including data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management, and access control applications.

The technology and services we provide help our clients move people, assets, and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

Our principal solutions include hardware, software, communications, and automated management services, technical service, and support. Our highly tenured team of professionals has the knowledge and expertise to simplify the integration process for our customers. We deliver practical problem-solving solutions backed by numerous customer references.

Our customers include government agencies, healthcare, universities, airports, municipalities and more. We currently engage with several billion-dollar markets with double-digit growth, including the Global Safe City market and the Ticketless Safe Parking market.

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